UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): June 19, 2006

                        ALTERNATIVE ENERGY SOURCES, INC.

            (Exact name of registrant as specified in its charter)



         Delaware                   000-51762                74-3038728
-------------------------------------------------------------------------------
      (State or other       (Commission File Number)      (I.R.S. Employer
       jurisdiction                                    Identification Number)
     of incorporation)

    310 West 20th Street, 2nd Floor
         Kansas City, Missouri                        64108-2005

    (Address of principal executive                   (Zip Code)
               offices)

                                 (816) 842-3835
              (Registrant's telephone number, including area code)


      88 West 44th Avenue, Vancouver, British Columbia, V5Y 2V1, Canada
        (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                           FORWARD LOOKING STATEMENTS

      This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. This Current Report includes statements regarding our plans, goals, strategies, intent, beliefs or current expectations. These statements are expressed in good faith and based upon a reasonable basis when made, but there can be no assurance that these expectations will be achieved or accomplished. These forward looking statements can be identified by the use of terms and phrases such as "believe," "plan," "intend," "anticipate," "target," "estimate," "expect," and the like, and/or future-tense or conditional constructions ("will," "may," "could," "should," etc.). Items contemplating or making assumptions about, actual or potential future sales, market size, collaborations, and trends or operating results also constitute such forward-looking statements.

      Although forward-looking statements in this report reflect the good faith judgment of management, forward-looking statements are inherently subject to known and unknown risks, business, economic and other risks and uncertainties that may cause actual results to be materially different from those discussed in these forward-looking statements. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. We assume no obligation to update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this report, other than as may be required by applicable law or regulation. Readers are urged to carefully review and consider the various disclosures made by us in our reports filed with the Securities and Exchange Commission which attempt to advise interested parties of the risks and factors that may affect our business, financial condition, results of operation and cash flows. If one or more of these risks or uncertainties materialize, or if the underlying assumptions prove incorrect, our actual results may vary materially from those expected or projected.

Item 1.01       Entry into a Material Definitive Agreement.

        On June 19, 2006, Alternative Energy Sources, Inc. (the "Company"), Beemer Acquisition Corp., a wholly owned subsidiary of the Company ("Acquisition Sub"), and Beemer Energy, Inc., a Delaware corporation ("Beemer") entered into an Agreement and Plan of Merger and Reorganization, whereby Acquisition Sub. merged with and into Beemer (the "Merger"), with Beemer remaining as the surviving corporation. Upon consummation of the Merger, the Company became the parent company and sole stockholder of Beemer.

      Concurrently with the closing of the Merger, the Company entered into Subscription Agreements for the sale of 12,000,000 Units consisting of a share of the Company's Common Stock and a warrant to purchase one share of the Company's Common Stock. The Company also entered into a Registration Rights Agreement with the investors purchasing the Company's Units.

      In connection with the Merger, the former officers of Beemer Energy, Inc., Mark A. Beemer and Lee L. Blank, entered into employment agreements with the Company for a term of four years. In addition, Messrs. Beemer and Blank entered into Lock-Up Agreements with Tompkins Capital Group for a term of 24 months whereby they agreed to certain restrictions on the sale or disposition of the Company's shares acquired by them in connection with the Merger.

      For a description of the Merger and the Offering, and the material agreements entered into in connection therewith, please see Item 2.01 of this Current Report, which disclosure is herein incorporated by reference.

      Description of Business

      The Company is a development stage company and plans to engage in the business of constructing, owning and operating fuel grade ethanol plants. The ethanol expected to be produced by the plants is intended to be used by refineries and ultimately blended with gasoline fuel for internal combustion engines. Additionally, the Company anticipates that the plants will be designed to produce dried distilled grains, which are used in the manufacture of various animal feeds. The Company's operations will substantially be the operations of Beemer, its wholly-owned subsidiary.

      By Fall, 2006 the Company intends to complete permitting for two corn-based ethanol plants in Iowa and anticipates opening these plants for commercial production by Summer, 2008. The Company expects each plant to produce nearly 200 ethanol freight cars per week, acting as a consistent pipeline to the end blender or refinery, and 140 freight cars per week of dried distillers grains. The Company is led by a seasoned management team who will call on their experience in grain trading, railroad negotiations, logistical economics and acquisitions to ensure the success and growth of this venture.

      The Company's business strategy and anticipated competitive advantage is to produce ethanol at the lowest cost by:

o Coal fired plants for distillation energy as compared to natural gas fired plants.

o Significant economies of scale with identical plants each producing 250 million gallons of ethanol per year.

o Unit train economics whereby products are shipped in unit trains with dedicated power compared to single car shipments.

o Lowest cost producer status by way of spreading more fixed costs over more gallons, using coal, and operating the plant with similar labor requirements as a 40 million gallon plant.

Item 2.01       Completion of Acquisition or Disposition of Assets.

      The Merger

      On June 19, 2006 (the "Closing Date"), the Company, Acquisition Sub, a wholly owned subsidiary of the Company, and Beemer entered into an Agreement and Plan of Merger and Reorganization (the "Merger Agreement") by which Acquisition Sub merged with and into Beemer, with Beemer remaining as the surviving corporation and a wholly-owned subsidiary of the Company. Prior to their entry into the Merger Agreement, no material relationship existed among the parties to the Merger Agreement. The form of Merger Agreement has been attached hereto as
Exhibit 10.1 and is incorporated herein by reference.

      On the Closing Date, the holders of Beemer's issued and outstanding capital stock before the Merger ("Beemer Stockholders") surrendered all of their issued and outstanding capital stock of Beemer and received 12,900,000 shares of common stock of the Company, par value $0.0001 per share ("Common Stock"). The stockholders of the Company before the Merger ("Alternative Energy Stockholders") retained 15,000,000 shares of Common Stock. As a result of the Merger and the Offering (described below), the Alternative Energy Stockholders now own approximately 37.04% of the issued and outstanding shares of Common Stock and the Beemer Stockholders, investors in the Offering and a finder that received shares of Common Stock in connection with the Merger and the Offering own approximately 63.96% of the Company's issued and outstanding Common Stock.

      The Merger Agreement contains customary representations, warranties and covenants of Beemer, the Company and, as applicable, Acquisition Sub, for like transactions. Breaches of representations and warranties are secured by customary indemnification provisions. The Merger Agreement contains a post-closing adjustment to the number of shares of Common Stock issued to the Beemer Stockholders in an amount up to 2,000,000 shares of Common Stock issued on a pro rata basis for any breach of the Merger Agreement by the Company discovered during the two year period following the Closing Date.

      The Merger will be treated as a reverse merger for financial accounting purposes. Accordingly, the historical financial statements of the Company before the Merger will be replaced with the historical statements of Beemer before the Merger in all future filings with the Securities and Exchange Commission.

      On the Closing Date, the then-current sole officer of the Company resigned and the new executive officers designated by the Company's board of directors (the "Board) were appointed. In addition, the sole member of the Company's Board appointed one new member to the Board and resigned, effective July 4, 2006. Following the Merger, the Board consists of two members and is expected to increase to five members. The Alternative Energy Stockholders received the right to designate one member of the Board.

      Prior to the Closing Date, the Board approved and adopted a stock option plan (the "Plan"), which is expected to be ratified and adopted by the Company's stockholders soon after the consummation of the Merger. Under the Plan, 4,000,000 shares of Common Stock are reserved for issuance as incentive awards granted to executive officers, key employees and directors after the Closing Date.

      The Private Placement Offering

      Concurrently with the consummation of the Merger on the Closing Date, the Company closed a private offering of 12,000,000 units ("Units"), each Unit consisting of one share of the Company's Common Stock and a warrant to acquire one share of Common Stock for five years at an exercise price of $2.00 per share (the "Offering"). On the Closing Date, the investors in the Offering collectively purchased 12,000,000 Units for total consideration of $12,000,000, pursuant to Subscription Agreements entered into by the Company and each investor in the Offering dated as of the Closing Date, which form of Subscription Agreement is attached hereto as Exhibit 10.2. The form of warrant issued to investors in the Offering is attached hereto as Exhibit 4.1.

      Broadmoor Capital Partners, LLC was issued 600,000 shares of Common Stock as a finder's fee in connection with the Merger and the Offering. Canaccord Capital Corporation received $350,000 as a fee for fiscal advisory services rendered in connection with the Offering.

      The sale of Units in the  Offering  was  exempt  from  registration  under
Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act") and Rule 506 of Regulation D as promulgated by the SEC. The Units were offered and sold only to "accredited investors," as that term is defined under Rule 501 of Regulation D.

      All securities issued in connection with the Offering are restricted securities and will be subject to all applicable resale restrictions specified by federal and state securities laws.

      Pursuant to a Registration Rights Agreement among the Company and the investors in the Offering dated as of the Closing Date, the Company has committed to file a registration statement covering the Common Stock issued in connection with the Offering, including the Common Stock underlying the warrants, within 120 days from the Closing Date and shall use reasonable efforts to cause such registration statement to become effective no later than 120 days after the date filed. The Company shall maintain the effectiveness of this registration statement through the first anniversary of the Closing Date and shall use its best efforts to maintain the effectiveness through the second anniversary of the date the registration statement is declared effective by the SEC or until the holding period of Rule 144(k) of the Securities Act has been satisfied for the investors in this Offering with respect to all of their shares, whichever is earlier. The Registration Rights Agreement provides that the Company will be liable for customary penalties if the registration statement is not effective on the date by which the Company is required to cause it to become effective. The form of Registration Rights Agreement is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

      Prior to their entry into the Subscription Agreements and the Registration Rights Agreement, no material relationship existed among the investors and the Company, except that two of the investors, Mark A. Beemer and Lee L. Blank, were the former stockholders, officers and directors of Beemer Energy, Inc.

      Executive Officers

      On the Closing Date, the then-current officer of the Company resigned and, simultaneously, new officers were appointed by the Board. Mark A. Beemer was appointed as President and Chief Executive Officer, and Lee L. Blank was appointed as Executive Vice President and Chief Operating Officer of the Company.

      Mark A. Beemer- President & Chief Executive Officer. Mr. Beemer has 18 years experience in the grain and feed processing industry. He started his career in commodity trading with Louis Dreyfus Corporation, in Wilton, Connecticut. In 1993, Mr. Beemer joined Archer Daniels Midland Company ("ADM") as manager of corn trading for 14 western facilities through a joint venture with Louis Dreyfus Corporation. During his 12 years with ADM, Mr. Beemer also served Assistant Vice President of Corporate Transportation, where he was involved in negotiating rail contracts. In 2001, Mr. Beemer became Vice President of Strategic Planning, Transportation, Origination, and Operations for the bankrupt Farmland Industries joint venture with ADM where he was responsible for eliminating Farmland's unprofitable food corn business, and merging ADM's shuttle train facility with Farmland Industries' to a create a large corn trading deck. Mr. Beemer was also responsible for developing and implementing all trading strategies for ADM's Hard Red Wheat trading on the delivery market contracts on the Kansas City Board of Trade. In 2005, Mr. Beemer joined Penford Products Company located in Cedar Rapids, Iowa, where he served as Vice
President of Commodities and assumed responsibility for trading corn futures, corn basis, natural gas, and other by-products of corn wet mills and oversaw all risk management utilizing futures, options, and cash contracts.

      Lee L. Blank- Executive Vice President & Chief Operating Officer. Mr. Blank brings 19 years of management experience with ADM to Alternative Energy. Early in his career with ADM, Mr. Blank served as manager for soybean crushing plants located in three states and was responsible for soybean procurement, by-product trading, risk management, collaborating with operations and commercial desks and overseeing sales of $150,000,000. Mr. Blank also served as Director of Rates for ADM Corporate Transportation where he negotiated more than $700,000,000 in total freight rates with major railroads. In addition, Mr. Blank served as Western Sales Manager of Bio-Products Division where he had approximately $50,000,000 in annual sales. Most recently, Mr. Blank was the Sales Manager and Director of Exports for ADM Milling where he had $90,000,000 domestic sales and $80,000,000 export sales under management.

        Employment Agreements. On the Closing Date of the Merger, Messrs. Beemer and Blank entered into employment agreements with the Company, the forms of which have been attached hereto as Exhibits 10.4 and 10.5, respectively, and are incorporated herein by reference. Prior to their entry into the employment agreements, no material relationship existed between the Company and Messrs. Beemer and Blank.

        Mr. Beemer's employment agreement is for a four year term, providing for an annual base salary of $190,000, with an opportunity to increase the base salary up to $240,000 upon the occurrence of certain events, and an annual bonus subject to the Company achieving its target performance levels as approved by the Compensation Committee of the Board. Mr. Beemer is also entitled to receive an option grant of 300,000 shares from the Company's Plan, 33.3% of which option shall be exercisable on the first anniversary of the grant, an additional 33.3% of the option shall be vested and become exercisable on the second anniversary of the grant, and the remaining 33.4% of the option shall be vested and become exercisable on the third anniversary of the grant of the option. Under the agreement, Mr. Beemer will be subject to traditional non-competition and employee non-solicitation restrictions while he is employed by the Company and for one year thereafter. Mr. Beemer and his dependents will be entitled to participate in the Company's benefit plans at the Company's expense. Subject to certain notice requirements, either Mr. Beemer or the Company will be entitled to terminate the employment agreement at any time. If the Company terminates the employment agreement without Cause (as defined in the agreement) or if Mr. Beemer terminates the employment agreement for a Good Reason (as defined in the agreement), then Mr. Beemer is entitled to receive his base salary and guaranteed bonus during the then-remaining term of the agreement plus a one time severance payment equal to his then-current annual base salary, as well as continuation at the Company's expense of Mr. Beemer's participation in the benefit programs described above.

        Mr. Blank's employment agreement is for a four year term, providing for an annual base salary of $160,000, with an opportunity to increase the base salary up to $210,000 upon the occurrence of certain events, and an annual bonus subject to the Company achieving its target performance levels as approved by the Compensation Committee of the Board. Mr. Blank is also entitled to receive an option grant of 200,000 shares from the Company's Plan, 33.3% of which option shall be exercisable on the first anniversary of the grant, an additional 33.3% of the option shall be vested and become exercisable on the second anniversary of the grant, and the remaining 33.4% of the option shall be vested and become exercisable on the third anniversary of the grant of the option. Under the agreement, Mr. Blank will be subject to traditional non-competition and employee non-solicitation restrictions while he is employed by the Company and for one year thereafter. Mr. Blank and his dependents will be entitled to participate in the Company's benefit plans at the Company's expense. Subject to certain notice requirements, either Mr. Blank or the Company will be entitled to terminate the employment agreement at any time. If the Company terminates the employment agreement without Cause (as defined in the agreement) or if Mr. Blank terminates the employment agreement for a Good Reason (as defined in the agreement), then Mr. Blank is entitled to receive his base salary and guaranteed bonus during the then-remaining term of the agreement plus a one time severance payment equal to his then-current annual base salary, as well as continuation at the Company's expense of Mr. Blank's participation in the benefit programs described above.

      Board of Directors

      On the Closing Date, Stephen Jackson, the sole director of the Company prior to the Merger, appointed Mark A. Beemer to fill one of the vacancies on the Board. The appointment of Mr. Beemer as director was not pursuant to any agreement or understanding between Mr. Beemer and any third party. Mr. Beemer is not expected to be named to a committee of the Board at this time. As of the Closing Date, Mr. Beemer is the President and Chief Executive Officer, and a stockholder of the Company.

      Also on the Closing Date, Mr. Jackson resigned from the Board of Directors, effective July 4, 2006. The resignation of Mr. Jackson was not the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

      On July 4, 2006, Mark A. Beemer is expected to appoint Lee L. Blank to fill one of the vacancies on the Board following the resignation of Stephen Jackson. The remaining vacancies will be filled upon the identification of suitable candidates. For more information regarding the changes in the Company's Board, please see our Information Statement pursuant to Section 14(f) of the Securities Exchange Act of 1934, filed with the SEC on June 23, 2006 and incorporated herein by reference.

      Lock-Up Agreements

      Incident to the consummation of the Merger and as of the Closing Date, Mark A. Beemer and Lee L. Blank entered into Lock-Up Agreements with Tompkins Capital Group pursuant to which Messrs. Beemer and Blank have agreed not to offer, sell or otherwise dispose of all or a portion of the shares of Common Stock acquired in connection with the Merger Agreement, without the consent of Tompkins Capital Group, during the period commencing on the Closing Date and ending on the 24-month anniversary of the Closing Date. Prior to their entry into the Lock-Up Agreements, there was no material relationship between Tompkins Capital Group and Messrs. Beemer and. Blank. The form of Lock-Up Agreement is attached hereto as Exhibit 10.6 and is herein incorporated by reference.


Item 3.02      Unregistered Sales of Equity Securities.

        Reference is made to the disclosure set forth under Item 2.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Item 5.01       Changes in Control of Registrant.

        Reference is made to the disclosure set forth under Item 2.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

        Reference is made to the disclosure set forth under Item 2.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Item 8.01       Other Events.

        The Company announced the closing of the Merger and the Offering in a press release issued on June 20, 2006, a copy of which is filed herewith as
Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

      (a) Financial Statements of Businesses Acquired.

        The financial statements required by this Section will be filed within 71 calendar days after the date that this initial Current Report on Form 8-K is required to be filed.

      (d)  Exhibits.


   Exhibit No.   Description

   4.1 Form of Warrant issued to investors in the private offering on June 19, 2006.

   10.1 Form of Agreement and Plan of Merger and Reorganization dated June 19, 2006 among Alternative Energy Sources, Inc., Beemer Acquisition Corp. and Beemer Energy, Inc.

   10.2 Form of Subscription Agreement dated June 19, 2006 among Alternative Energy Sources, Inc., Beemer Energy, Inc. and investors in the private offering.

   10.3 Form of Registration Rights Agreement dated June 19, 2006 among Alternative Energy Sources, Inc. and investors in the private offering.

   10.4 Form of Employment Agreement dated June 19, 2006 between Alternative Energy Sources, Inc. and Mark A. Beemer.

   10.5 Form of Employment Agreement dated June 19, 2006 between Alternative Energy Sources, Inc. and Lee L. Blank.

   10.6 Form of Lock-Up Agreement dated June 19, 2006 between Tompkins Capital Group and each of Mark A. Beemer and Lee L. Blank.

   99.1          Press Release dated June 20, 2006.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Alternative Energy Sources, Inc.

                                          By: /s/ Mark A. Beemer
                                              ---------------------------------
                                          Name: Mark A. Beemer
                                          Title: Chief Executive Officer

                                          Date: June 23, 2006

                                  EXHIBIT INDEX


   Exhibit No.   Description

   4.1 Form of Warrant issued to investors in the private offering on June 19, 2006.

   10.1 Form of Agreement and Plan of Merger and Reorganization dated June 19, 2006 among Alternative Energy Sources, Inc., Beemer Acquisition Corp. and Beemer Energy, Inc.

   10.2 Form of Subscription Agreement dated June 19, 2006 among Alternative Energy Sources, Inc., Beemer Energy, Inc. and investors in the private offering.

   10.3 Form of Registration Rights Agreement dated June 19, 2006 among Alternative Energy Sources, Inc. and investors in the private offering.

   10.4 Form of Employment Agreement dated June 19, 2006 between Alternative Energy Sources, Inc. and Mark A. Beemer.

   10.5 Form of Employment Agreement dated June 19, 2006 between Alternative Energy Sources, Inc. and Lee L. Blank

   10.6 Form of Lock-Up Agreement dated June 19, 2006 between Tompkins Capital Group and each of Mark A. Beemer and Lee L. Blank.

   99.1          Press Release dated June 20, 2006.